                                                                    Exhibit 23.2


           CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 22, 2005 relating to the combined financial statements of Automotive Lease Guide, LLC, and Automotive Lease Guide Canada, Inc., which appears in DealerTrack Holding Inc.'s Registration Statement on Form S-1.

/s/ PricewaterhouseCoopers LLP

San Francisco, CA
December 12, 2005